Exhibit 10(a)8

TERMINATION
OF
AMENDED AND RESTATED
CHANGE IN CONTROL AGREEMENT

WHEREAS, The Southern Company, Alabama Power Company and Charles D. McCrary (hereinafter collectively referred to as the “Parties”) made and entered into an Amended and Restated Change in Control Agreement (“Agreement”) effective on December 31, 2008, to provide certain benefits to Mr. McCrary in the event of termination following a change in control as contemplated therein; and

WHEREAS, the Agreement may be amended or terminated by the Parties in accordance with the requirements of Section 5.5 of the Agreement; and

WHEREAS, the Parties desire to terminate the Agreement effective as of February 22, 2011 (the “Termination Effective Date”).

NOW, THEREFORE, the Agreement is hereby terminated as of the Termination Effective Date.

IN WITNESS WHEREOF, this Termination of the Agreement has been executed on this 22nd day of February, 2011, by the Parties.

THE SOUTHERN COMPANY

By:   /s/Patricia L. Roberts

Its:  Assistant Secretary

ALABAMA POWER COMPANY

By:   /s/Donna O. Smith

                                                                                                Its:  Vice President

CHARLES D. MCCRARY

                         /s/Charles D. McCrary